UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Wyndham Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38432	82-3356232
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 Sylvan Way
Parsippany, NJ	07054
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (973) 753-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On March 11, 2024, Wyndham Hotels & Resorts, Inc. (the “Company”) issued a letter to its shareholders and a press release, each highlighting the Company’s value creation prospects and urging Wyndham shareholders to support only the eight director nominees nominated by the Company’s Board of Directors in connection with the Company’s upcoming contested 2024 annual meeting of shareholders. A copy of the letter and the press release are furnished hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.

The information included in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 included with this Current Report shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

Exhibit No.	Description
Exhibit 99.1	Wyndham Hotels & Resorts, Inc. Letter to Shareholders dated March 11, 2024.
Exhibit 99.2	Press Release of Wyndham Hotels & Resorts, Inc., dated March 11, 2024.
Exhibit 104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: March 11, 2024	By:	/s/ Paul F. Cash
Paul F. Cash
General Counsel and Corporate Secretary

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